_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  October 27, 1997


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 1997, providing for the issuance of the COUNTRYWIDE HOME LOANS, INC., Mortgage Pass-Through Certificates, Series 1997-7).


                                   CWMBS,
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware              333-26425          95-4449516
----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       4500 Park Granada
      Calabasas, California                          91302
     -----------------------                      ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 225-3232
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1997-7.

          In  connection with  the  offering  of  the  Mortgage  Pass-Through
Certificates, Series 1997-7, Deutsche Morgan Grenfell Inc. ("DMG") and Countrywide Securities Corporation ("CSC"), as underwriters of the
Underwritten Certificates, have prepared certain materials (the "DMG Computational Materials" and the "CSC Computational Materials", respectively) for distribution to their potential investors. Although the Company provided DMG and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DMG Computational Materials or the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DMG Computational Materials, which are listed as
Exhibit 99.1 hereto, and the CSC Computational Materials, which are listed as
Exhibit 99.2 hereto, are filed on Form SE dated October 27, 1997.







-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 27, 1997 and the prospectus supplement dated October 27, 1997, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1997-7.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

P    99.1 DMG Computational Materials filed on Form SE dated
          October 27, 1997.

P    99.2 CSC Computational Materials filed on Form SE dated
          October 27, 1997.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.




                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President



Dated:  October 27, 1997


                                Exhibit Index
                                -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1 Deutsche Morgan Grenfell Computational Materials filed on Form SE dated October 27, 1997.

99.2      Countrywide Securities Corporation Computational
          Materials filed on Form SE dated October 27, 1997.




                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599





                                        October 27, 1997


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  CWMBS, Inc.
          COUNTRYWIDE HOME LOANS, INC.
          Mortgage Pass-Through Certificates, Series 1997-7
          -------------------------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, and pursuant to Rule 311(i) of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on Wednesday, October 29, 1997 in paper on Form SE.



                                        Very truly yours,

                                        /s/ Bruce S. Kaiserman

                                        Bruce S. Kaiserman/F1/


Enclosure



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1    Not yet admitted